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                               FIRST AMENDMENT TO
                            1995 STOCK OPTION PLAN OF
                       LONG DISTANCE DIRECT HOLDINGS, INC.

         The 1995 Stock Option Plan (the "Plan") of Long Distance Direct Holdings, Inc. (the "Company") is hereby amended as follows:

1. The first sentence of Section 5(a) is hereby amended to read as follows:

         "The aggregate number of shares of Option Stock that may be issued pursuant to the exercise of Options granted under this Plan will not exceed two million (2,000,000) (the "Option Pool"), provided that such number will be increased by the number of shares of Option Stock that the Company subsequently may reacquire through repurchase or otherwise."

         This First Amendment to the Company's Plan has been duly adopted and approved by the Board of Directors and shareholders of the Company and is effective as of June 1, 1996.

                                            LONG DISTANCE DIRECT HOLDINGS, INC.

                                            By: Steven Lampert
                                               ---------------------------------
                                                Steven Lampert, President



                                  EXHIBIT 10.6